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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 25, 2003



                             NEW VISUAL CORPORATION
             (Exact name of registrant as specified in its charter)

           UTAH                      0-21785                      95-4543704
           ----                      -------                      ----------
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)


     5920 FRIARS ROAD, SUITE 104
             SAN DIEGO, CA                                         92108
             -------------                                         -----
(Address of principal executive offices)                         (ZIP Code)



                                 (619) 692-0333
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On Monday, August 25, 2003, New Visual Corporation (the "Company") is holding its 2003 annual meeting of shareholders in San Diego, California. At this meeting, the Company is making a series of presentations to the shareholders and others in attendance. In order to make material information contained in these presentations available to persons unable to attend the meeting, the Company is contemporaneously furnishing such information on its website (www.newvisual.com) and as Exhibits to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following documents are provided as Exhibits to this Form 8-K:

(c) EXHIBITS.

   EXHIBIT NO.             DOCUMENT DESCRIPTION

         99.1              2003 Annual Meeting Shareholder Presentations


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       NEW VISUAL CORPORATION


August 25, 2003

                                       By: /s/ Brad Ketch
                                           -------------------------------------
                                           Brad Ketch
                                           Chief Executive Officer and President